T. Rowe Price International Discovery Fund

Supplement to Prospectus Dated March 1, 2014

On pages 82-83, the disclosure under “Portfolio Management” with respect to the International Discovery Fund is supplemented as follows:

Effective January 1, 2015, Wenli Zheng will replace Ernest C. Yeung and become responsible for selecting the fund’s investments in Asia (excluding Japan). Mr. Zheng joined the Firm in 2008 and his investment experience dates from that time. During the past five years, he has served as an equity research analyst covering Asian stocks.

The date of this supplement is September 30, 2014.

F38-041 9/30/14